Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 28, 2019
Prospectus

Effective on or about January 1, 2020, Maurice Fitzmaurice has replaced John Dowd as portfolio manager of Fidelity Advisor® Energy Fund.

Effective on or about January 1, 2020, the following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Maurice Fitzmaurice (portfolio manager) has managed the fund since January 2020.

Effective on or about January 1, 2020, the following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)"heading.

Maurice Fitzmaurice is portfolio manager of Fidelity Advisor Energy Fund, which he has managed since January 2020. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Fitzmaurice has worked as a research analyst and portfolio manager.

AFOC-19-03 1.480125.210	December 24, 2019